CASH MANAGEMENT  AGREEMENT (this "Agreement") dated as of July
2, 1998 among PELICAN STRAND, LTD., having an address at c/o Golf Communities of America 255 South Orange Avenue Firstate Tower, Suite 1515 Orlando, Florida 32801 (the "Borrower"), U.S. GOLF MANAGEMENT, INC. c/o Golf Communities of America 255 South Orange Avenue Firstate Tower, Suite 1515 Orlando, Florida 32801 (the "Manager"), and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC 11 Madison Avenue New York, New York 10010 (the "Lender")

                  WHEREAS, pursuant to the Loan Agreement of even date herewith (the "Loan Agreement") by and between the Lender and the Borrower, the Lender has provided financing (the "Loan") to the Borrower secured by the property or properties owned by the Borrower and described in the Loan Agreement (collectively, the "Property");

                  WHEREAS, in connection therewith, Lender, Borrower and the banks maintaining the operating account or accounts of Borrower (each a "Property Account"; each such bank, as more particularly defined herein, being a "Clearing Bank") are simultaneously herewith executing a Clearing Bank Instruction Letter in the form attached as Exhibit A hereto (together with any modifications, amendments or replacements thereof, the "Instruction Letter"), which provides that all Receipts (as defined in the Loan Agreement) from the Property (as defined in the Loan Agreement) owned by Borrower shall be deposited in the account named therein (as more particularly defined herein, the "Clearing Account") and swept periodically into the accounts established hereunder;

                  NOW  THEREFORE,   in  consideration  of  the  mutual  premises
contained herein and for other good and valuable consideration the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.      Defined Terms.

                  (a) As used herein the following capitalized terms shall have the respective meanings set forth below:

                  "Approved Budget" shall have the meaning ascribed to such term in the Loan Agreement.

                  "Budgeted Expenses" shall mean for any period, the Operating Expenses for the Property to the extent set forth in an Approved Budget and actually incurred by Borrower minus payments into the Tax and Insurance Escrow Account and the Replacement Reserve Account. Budgeted Expenses shall not include any management fees payable to affiliates of Borrower.

                  "Business Day" shall have the meaning ascribed to such term in the Loan Agreement.

                  "Cash Collateral Account" shall have the meaning ascribed to such term in Section 2(a) hereof.

                  "Clearing Account" shall mean the Eligible Account designated as the Clearing Account in an Instruction Letter into which all Receipts shall be deposited in accordance herewith.

                  "Clearing Bank" shall mean the Eligible Bank at which the Clearing Account is maintained pursuant to an Instruction Letter executed by Lender, Borrower and such Eligible Bank.

                  "Collateral" shall mean the Cash Collateral Account, the Tax and Insurance Impound Fund Account, all Permitted Investments and any and all proceeds and products thereof.

                  "Collection Period" with respect to any Payment Date, shall mean the period of days from the first day of the calendar month immediately preceding the Payment Date to the last day of such calendar month. With respect to the first Payment Date, the Collection Period shall commence on and include the date hereof and end on and include the last day of the calendar month immediately preceding the first Payment Date.

                  "Deposit Bank" shall mean the bank or banks selected by the Lender to maintain the Cash Collateral Account.

                  "Eligible Account": Either (i) an account or accounts maintained with an Eligible Bank or (ii) a segregated trust account maintained by a corporate trust department of a federal depository institution or a state chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations *9.10(B) which has corporate trust powers and is acting in its fiduciary capacity.

                  "Eligible Bank" shall mean a bank that (i) satisfies the Rating Criteria and (ii) insures deposits held by such bank through the Federal Deposit Insurance Corporation.

                  "Extraordinary Expense" shall mean an extraordinary operating expense or capital expense not set forth in the Approved Budget or allotted for in the Replacement Reserve Account.

                  "Instruction Letter" shall have the meaning ascribed to such term in the Recitals.

                  "Loan" shall have the meaning ascribed to such term in the Recitals.

                  "Loan Agreement" shall have the meaning ascribed to such term in the Recitals.

                  "Loan Documents" shall have the meaning ascribed to such term in the Loan Agreement.

                  "Lockbox" shall mean the post office box address established by a Clearing Bank pursuant to the Instruction Letter for the receipt of all revenues in the form of checks, money orders and similar instruments.

                  "Mortgage Subaccounts" shall have the meaning ascribed to such term in Section 2(c).

                  "Note" shall have the meaning ascribed to such term in the Loan Agreement.

                  "Obligations" shall mean any and all debt, liabilities and obligations of the Borrower to the Lender pursuant to or in connection with the Loan, whether now or hereafter existing, including without limiting the generality of the foregoing, the indebtedness evidenced by the Note, all interest accruing thereon, and any and all debt, liabilities and obligations of the Borrower under the Loan Documents.

                  "Operating Account" shall have the meaning ascribed to such term in Section 3(b)(iv) hereof.

                  "Payment Date" shall have the meaning ascribed to such term in the Note.

                  "Payment Direction Letter" shall mean a letter in the form of Exhibit B or Exhibit C annexed hereto, as the case may be.

                  "Permitted Investments" shall mean any investment suitable for the investment of escrows and reserves established under mortgage loans included in a Securitization in which some or all of the Securities issued are rated "AAA" (or the equivalent rating) by the Rating Agencies, as the standards therefor are established from time to time, or such investments which are otherwise acceptable to the Lender.

                  "Person" shall have the meaning ascribed to such term in the Loan Agreement.

                  "Property" shall have the meaning ascribed to such term in the Recitals.

                  "Property Account" shall have the meaning ascribed to such term in the Recitals.

                  "Rating Agencies" shall mean (i) any nationally-recognized statistical rating organizations that provide a rating on any Securities on the date of issuance of such Securities or (ii) prior to the issuance of the
Securities, S&P and any other nationally-recognized statistical rating organizations that have been designated by the Lender in its sole discretion.

                  "Rating Criteria" with respect to any Person,  shall mean that
(i) the short-term unsecured debt obligations of such Person are rated at least "A-1" by S&P and, if rated by another Rating Agency, are rated in a substantially equivalent category by such other Rating Agency, if deposits are held by such Person for a period of less than 30 days, or (ii) the long-term unsecured debt obligations of such Person are rated at least "AA-" by S&P and, if rated by another Rating Agency, are rated in a substantially equivalent category by such other Rating Agency, if deposits are held by such Person for a period of 30 days or more.

                  "Receipts" shall have the meaning ascribed to such term in the Loan Agreement.

                  "S&P" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

                  "Securities" shall have the meaning ascribed to such term in the Loan Agreement.

                  "Securitization" shall have the meaning ascribed to such term in the Loan Agreement.

                  "Servicer" shall have the meaning ascribed to such term in the Loan Agreement.

                  "Tax and Insurance Impound Fund Account" shall have the meaning ascribed to such term in Section 2(e) hereof.

                  (b) The meanings given to capitalized terms defined herein shall be equally applicable in both singular and plural forms of such terms.

                  (c) Capitalized terms used and not defined herein shall have the respective meanings given to such terms in the Loan Agreement.

                  Section 2. Establishment of the Cash Collateral Account and Tax and Insurance Impound Fund Account.

                  (a) The Lender has established and will maintain while the Loan is outstanding a cash collateral account (which may be a book-entry sub-account of an Eligible Account) (the "Cash Collateral Account") which shall be entitled "Credit Suisse First Boston Mortgage Capital LLC as Mortgagee of Pelican Strand Cash Collateral Account". In connection with a Securitization, the Lender shall have the right to change the title of the Cash Collateral Account in its reasonable discretion to reflect such Securitization. The Lender shall, or shall cause the Servicer to, cause the Deposit Bank to deposit into the Cash Collateral Account, all Receipts and other amounts transferred to the Deposit Bank by a Clearing Bank from a Clearing Account.

                  (b) The Cash Collateral Account shall be an interest bearing account. The interest rate with respect to funds held in the Cash Collateral Account shall be the rate for such deposits as is customarily paid by the Deposit Bank or Servicer, as applicable. All interest income or other earnings on funds, if any, remaining in the Cash Collateral Account (other than the Tax and Insurance Impound Fund Account, if such account is established as a sub-account thereof) shall be for the benefit of the Borrower and credited to the Cash Collateral Account. The Cash Collateral Account (other than the Tax and Insurance Impound Fund Account, if such account is established as a sub-account thereof) shall be assigned the federal tax identification number of the Borrower, which number is set forth on Exhibit D hereto. Borrower shall provide Lender or the Deposit Bank, at any time upon request of Lender, with a Form W-8 or W-9 to evidence Borrower is not subject to any back-up withholding under the United States Internal Revenue Code. Prior to application in accordance with the terms hereof, all amounts in the Cash Collateral Account shall remain an asset of Borrower, subject to the lien and security interest granted Lender hereunder, and subject to all of the terms and conditions of this Agreement and the other Loan Documents.

                  (c) The following  sub-accounts  (collectively,  the "Mortgage
Subaccounts")  of  the  Cash  Collateral   Account  shall  be  maintained  on  a
ledger-entry basis:

                  (i) "Tax and Insurance Impound Fund Subaccount";

                  (ii) "Replacement Escrow Fund Subaccount";

                  (iii) "Operating Expense Subaccount";

                  (iv) "Monthly Debt Service Subaccount";

                  (v) "Casualty and Condemnation Proceeds Subaccount";

                  (vi) "Extraordinary Receipts Subaccount"; and

                  (vii) "Borrower Remainder Subaccount".

                  Amounts  allocated  to  the  Mortgage   Subaccounts  shall  be
disbursed in accordance with the terms of this Agreement and the Loan Agreement.

                  (d) (i) The bank, bank location or account number of the Property Account shall not be changed without Lender's consent, which shall not be unreasonably withheld, conditioned or delayed, provided that Borrower shall have furnished to Lender an executed replacement Instruction Letter with respect to the new bank, bank location and/or account. If any Clearing Bank shall request any changes, modifications or supplements to any Instruction Letter to conform to such Clearing Bank's customary practice or requirements, as the same may change from time to time, then if such changes, modifications or supplements are acceptable to Lender, Borrower shall execute and deliver to Lender such instruments as the Clearing Bank shall reasonably request to effectuate such modifications or changes. In the event the Borrower fails to execute an Instruction Letter as provided above, Borrower hereby appoints the Lender as its attorney-in-fact with full authority to enter into replacement Instruction Letter(s) and to execute on behalf of the Borrower any new modified Instruction Letter acceptable to the proposed Clearing Bank. All costs and expenses incurred by the Lender to negotiate and execute any modified Instruction Letter shall be paid by the Borrower.

                  (ii) Upon request of Lender from time to time, Borrower shall, within ten (10) Business Days, establish a new Clearing Account at a bank selected by the Lender and shall cause all funds in the existing Clearing Account to be transferred to the new Clearing Account and any future Receipts to be deposited in such new Clearing Account.

                  (e) The Lender may establish and maintain while the Loan is outstanding at the Deposit Bank one or more accounts (which may be a sub-account of the Cash Collateral Account) (the "Tax and Insurance Impound Fund Account") which shall be entitled "Credit Suisse First Boston Mortgage Capital LLC as Mortgagee of Golf Communities Tax and Insurance Impound Fund Account". Amounts on deposit in the Tax and Insurance Impound Fund Account shall be disbursed at the direction of the Lender in accordance with the Loan Agreement. The Tax and Insurance Impound Fund Account shall be assigned the federal tax identification number of the Lender.

                  (f) The Lender or the Servicer may (but shall not be obligated to) direct the Deposit Bank to invest amounts allocated to the Cash Collateral Account and Tax and Insurance Impound Fund Account in Permitted Investments selected by the Lender. All earnings on such Permitted Investments (net, to the extent applicable, of any interest income payable to Borrower as provided herein) shall be for the benefit of the Servicer as additional servicing compensation. If the Lender or Servicer elects to invest funds in such accounts in Permitted Investments, then the Lender or Servicer, as applicable, shall have liability for any loss in investments of funds that are invested in Permitted Investments but no such loss or liability shall affect Borrower's obligations to make all payments and deposits required to be made by Borrower under the Loan Documents.

                  (g) It is the intention of the parties hereto that the entire amounts deposited in the Cash Collateral Account and the Tax and Insurance Impound Fund Account (or as much thereof as the Lender may reasonably arrange to invest) may be invested in Permitted Investments, and, in such event, that such accounts shall be so-called "zero balance" accounts. All funds in such Accounts that are invested in a Permitted Investment are deemed to be held in such Accounts for all purposes of the Loan Agreement and the other Loan Documents.

                  (h) In order to further secure the performance by the Borrower of the Obligations and as a material inducement for the Lender to make the Loan in accordance with the terms of the Loan Documents, the Borrower hereby (i) requests that the Cash Collateral Account and the Tax and Insurance Impound Fund Account be established on its behalf at the Deposit Bank in the names set forth above and (ii) acknowledges that (A) the Cash Collateral Account and the Tax and Insurance Impound Fund Account will be subject to the sole dominion, control and discretion of the Lender (which may be exercised through the Servicer), subject to the terms, covenants and conditions of this Agreement and the Loan Agreement,
(B) the Lender shall have the sole right to make withdrawals or transfers of funds from the Cash Collateral Account and the Tax and Insurance Impound Fund Account, (C) neither the Borrower nor any other Person claiming on behalf of or through the Borrower shall have any right or authority, whether express or implied, to make use of, or withdraw any funds, investments or other properties from, the Cash Collateral Account or the Tax and Insurance Impound Fund Account, or to give any instructions with respect to the Cash Collateral Account or the Tax and Insurance Impound Fund Account.

                  Section 3. Allocation and Disbursement of Funds in the Cash Collateral Account.

                  (a) Commencing on the first Business Day of each Collection Period, the Lender or the Servicer shall, provided that no Event of Default shall exist, allocate amounts deposited in the Cash Collateral Account from time to time during such Collection Period in the following order and priority:

                  (A) IF THE BALANCE IN THE INTEREST RESERVE ACCOUNT SHALL BE AT LEAST EQUAL TO THE INTEREST DUE UNDER THE NOTE ON THE NEXT PAYMENT DATE:

                  (i) First, to the Tax and Insurance Impound Fund Subaccount until the amount on deposit therein is equal to the amount required to be deposited in the Tax and Insurance Escrow Account on the next Payment Date in accordance with Section 8.1 of the Loan Agreement;

                  (ii) Second, to the Replacement Escrow Fund Subaccount until the amount on deposit therein is equal to the amount required to be deposited in the Replacement Reserve Account on the next Payment Date in accordance with Section 8.2 of the Loan Agreement;

                  (iii) Third, to the Operating Expense Subaccount until the amount on deposit therein is equal to (x) the Budgeted Expenses, other than management fees payable to affiliates of Borrower, and (y) Extraordinary Expenses approved by Lender, such approval not to be unreasonably withheld, conditioned or delayed, for the month in which such Collection Period ends;

                  (iv) Fourth, to the Monthly Debt Service Subaccount until the amount on deposit therein is equal to the interest due under the Note on the next Payment Date;

                  (v) Fifth, to the Borrower Remainder Subaccount until the amount on deposit therein is equal to the greater of (x) the amount, if any, by which the Net Sales Proceeds shall exceed the Release Prices for all Lots and Release Parcels released from the lien of the Mortgage during the month in which such Collection Period ends pursuant to
         Section 8.7 of the Loan Agreement and (y) the sum of $20,000 plus the total of all such amounts that were required to be deposited under this paragraph in any prior Collection Period to the extent that such amounts were not previously deposited, until the aggregate amount of such amounts deposited under this clause (y) shall equal $711,000;

                  (vi) Sixth, to the Monthly Debt Service Subaccount until the amount on deposit therein is equal to the outstanding Indebtedness; and

                  (vii) Lastly, to the Borrower Remainder Subaccount.

                  (B) IF THE BALANCE IN THE INTEREST RESERVE ACCOUNT SHALL BE LESS THAN THE INTEREST DUE UNDER THE NOTE ON THE NEXT PAYMENT DATE:

                  (i) First, to the Monthly Debt Service Subaccount until the amount on deposit therein is equal to the interest due under the Note on the next Payment Date; and

                  (ii) Second, to the Tax and Insurance Impound Fund Subaccount until the amount on deposit therein is equal to the amount required to be deposited in the Tax and Insurance Escrow Account (as defined in the Loan Agreement) on the next Payment Date in accordance with Section 8.1 of the Loan Agreement;

                  (iii) Third, to the Replacement Escrow Fund Subaccount until the amount on deposit therein is equal to the amount required to be deposited in the Replacement Reserve Account (as defined in the Loan Agreement) on the next Payment Date in accordance with Section 8.3 of the Loan Agreement;

                  (iv) Fourth, to the Operating Expense Subaccount until the amount on deposit therein is equal to (x) the Budgeted Expenses, other than management fees payable to affiliates of Borrower, and (y) Extraordinary Expenses approved by Lender, such approval not to be unreasonably withheld, conditioned or delayed, for the month in which such Collection Period ends;

                  (v) Fifth, to the Borrower Remainder Subaccount until the amount on deposit therein is equal to the amount, if any, by which the Net Sales Proceeds shall exceed the Release Prices for all Lots and Release Parcels released from the lien of the Mortgage during the month in which such Collection Period ends pursuant to Section 8.7 of the Loan Agreement;

                  (vi) Sixth, to the Monthly Debt Service Subaccount until the amount on deposit therein is equal to the outstanding Indebtedness; and

                  (vii) Lastly, to the Borrower Remainder Subaccount.

                  (C) NOTWITHSTANDING THE FOREGOING, PROCEEDS FROM THE SALE OF A RELEASE PARCEL OR LOT IN AN AMOUNT EQUAL TO THE RELEASE PRICE FOR SUCH RELEASE PARCEL OR LOT SHALL, UPON DEPOSIT IN THE CASH COLLATERAL ACCOUNT, BE SPECIFICALLY ALLOCATED TO THE MONTHLY DEBT SERVICE ACCOUNT AND SUCH AMOUNT SHALL, AT THE OPTION OF LENDER, EITHER, (I) BE APPLIED TO THE INDEBTEDNESS IN ACCORDANCE WITH SECTION 8.7.3(a) OF THE LOAN AGREEMENT OR (II) BE APPLIED TO THE SATISFACTION OF BORROWER'S OBLIGATION UNDER SECTION 8.12 OF THE LOAN AGREEMENT.

                  (b) The Lender or the Servicer shall, provided that no Event of Default shall exist, disburse:

                  (i) Amounts allocated to the Tax and Insurance Impound Fund Subaccount to the Tax and Insurance Escrow Account on each Payment Date for further disbursement therefrom as set forth in the Loan Agreement;

                  (ii)  Amounts   allocated  to  the  Replacement   Escrow  Fund
         Subaccount to the Replacement Reserve Account on each Payment Date for further disbursement therefrom as set forth in the Loan Agreement;

                  (iii) Amounts allocated to the Monthly Debt Service Subaccount to the Lender on each Payment Date to pay amounts due under the Note and the Loan Agreement;

                  (iv) Amounts allocated to the Operating Expense Subaccount on the last Business Day of each week to the Operating Account set forth on Exhibit D annexed hereto.

                  (v) Amounts allocated to the Borrower Remainder Subaccount on each Payment Date to the account set forth on Exhibit D annexed hereto.

                  Section 4. Fees.

                  (a) The Borrower shall pay the fees of the Deposit Bank in accordance with the customary fees charged by the Deposit Bank for the services described herein, as such fees are established from time to time.

                  (b) Upon the request of the Borrower, the Lender shall direct the Deposit Bank to include their fees in an account analysis statement.

                  Section 5. Termination.

                  (a) The Lender may replace the Deposit Bank with a new Deposit Bank upon ten (10) days' notice to the Borrower. The Borrower hereby agrees that it shall take all reasonable action necessary to facilitate the transfer of the respective obligations, duties and rights of the Deposit Bank to the successor thereof selected by the Lender in its sole discretion.

                  (b) The Lender shall terminate this Agreement upon the satisfaction in full of the Obligations and return to Borrower all monies then held in the Cash Collateral Account and the Tax and Insurance Impound Fund Account after liquidating all Permitted Investments.

                  Section 6. Certain Rights and Obligations of Borrower.

                  (a) Lender may, at its option, require one or more of the following at any time or from time to time:

                  (i) Borrower or the Manager shall immediately execute and deliver to each of the credit card companies with which the Borrower or the Manager has entered into merchant's or other credit card agreements with respect to the Property a Payment Direction Letter in the form of Exhibit B hereto directing that all Receipts payable with respect to the Property in accordance with such merchant's agreements or otherwise shall be transferred instead by wire transfer or the Automated Clearinghouse System to the Clearing Bank for deposit in the Clearing Account.

                  (ii) Borrower or the Manager shall immediately instruct all Persons from whom Borrower shall receive regularly recurring payments and that presently or hereafter maintain open accounts with Borrower or the Manager with respect to the Property or with whom the Manager or the Borrower presently or hereafter do business on an "accounts receivable" basis with respect to the Property to deliver all such regularly recurring payments due under such accounts to the Lockbox established by the Clearing Bank pursuant to the Instruction Letter in the form of cashier's checks or equivalent instruments for the payment of money. Neither the Borrower nor the Manager shall direct any such Person to make payments due under such accounts in any other manner.

                  (iii) Borrower or the Manager shall immediately execute and deliver to any present or future tenant of the Property a Payment Direction Letter in the form of Exhibit C hereto directing such tenant to send all payments, whether in the form of checks, cash, drafts, money orders or any other type of payment whatsoever, and whether of rent or any other item payable to the Borrower, directly to the Lockbox. The foregoing requirements need not be satisfied with respect to any lease executed after the date hereof to the extent the terms and conditions of the Payment Direction Letter are incorporated in such lease.

                  (iv) If notwithstanding the provisions of this Section 6(a), Borrower or Manager (or any affiliate thereof) receives any Receipts then (x) Borrower or Manager (or such affiliate) shall be deemed to hold such Receipts in trust for Lender and (y) the Borrower and the Manager shall deposit with the Clearing Bank within one Business Day of receipt all such Receipts received by the Borrower or the Manager (or such affiliate).

                  (b) Upon request of Lender, Borrower shall deliver to Lender such evidence as Lender may reasonably request to evidence that Borrower is complying with the provisions of this Section 6(a). Without the prior written consent of the Lender, neither the Borrower nor the Manager shall (i) terminate, amend, revoke or modify any Payment Direction Letter in any manner or (ii) direct or cause any credit card company or any tenant to pay any amount in any manner other than as provided specifically in the related Payment Direction Letter, respectively.

                  (c) The Borrower hereby pledges, transfers and assigns to the Lender, and grants to the Lender, as additional security for the payment and performance of the Obligations, a continuing perfected first priority security interest in and to, and a first lien upon,

                  (i) the Cash Collateral Account, the Clearing Account, the Tax and Insurance Impound Fund Account, the Property Account and all of the Borrower's right, title and interest in and to all cash, property or rights transferred to or deposited therein from time to time,

                  (ii) all earnings, investments and securities held in the Cash Collateral Account and the Tax and Insurance Impound Fund Account in accordance with this Agreement and


                  (iii) any and all proceeds of the foregoing. This Agreement and the pledge, assignment and grant of security interest made hereby shall secure payment of all amounts payable by the Borrower to the
         Lender under the Note and the other Obligations. The Borrower acknowledges that the Servicer, Clearing Bank and Deposit Bank are acting as the agent of, and at the direction of, the Lender in connection with the subject matter of this Agreement. The Borrower further agrees to execute, acknowledge, deliver, file or do at its sole cost and expense, all other acts, assignments, notices, agreements or other instruments as the Lender may reasonably require in order to effectuate, assure, secure, assign, transfer and convey unto the Lender any of the rights granted by this Agreement and to more fully perfect and protect any lien or security interest granted hereby.

                  (d) In its sole discretion, the Borrower may, from time to time deposit amounts into the Cash Collateral Account in respect of any Mortgage Subaccount from sources of the Borrower other than those received by the Clearing Bank with respect to the then-current Collection Period; provided, that if the Borrower deposits such amounts, the amounts deposited shall be subject to all of the terms hereof as if not separately deposited by the Borrower, and may not be withdrawn except as otherwise provided for in this Agreement. Nothing contained herein shall impair or otherwise limit Borrower's obligations to timely make the payments (including, without limitation, interest and principal) required by the Note, the Loan Agreement and the other Loan Documents, it being understood that such payments shall be so timely made in accordance with the Loan Documents regardless of the amounts on deposit in the Clearing Account, Cash Collateral Account and/or Tax and Insurance Impound Fund Account.

                  (e) Borrower shall use amounts allocated to the Operating Expense Subaccount with respect to the payment of operating expenses or capital expenditures only for payment of checks made by the Borrower for the payment of expenses incurred in the ordinary course of business of the ownership and operation of the Property or for the payment of expenditures approved by the Lender whether in an Approved Budget or otherwise.

                  (f) If the actual Operating Expenses paid during any Collection Period are less than the amount transferred to the Operating Account during such Collection Period, the amount of such difference shall promptly be deposited by Borrower back into the Cash Collateral Account, in any event no later than thirty (30) days after the end of the applicable Collection Period, such amount to be applied in accordance with Section 3 hereof when such sum is redeposited into the Cash Collateral Account. Within thirty (30) days after the end of each Collection Period, Borrower shall prepare and deliver to Lender a financial statement in form and substance satisfactory to Lender in all material respects setting forth all amounts expended for Operating Expenses during such Collection Period, including showing variances from budget and setting forth a short explanation of any variance in excess of ten percent (10%) of the budget line item in question and identifying any payment made to an affiliate and the reasons therefor. Each such financial statement shall be certified by an officer of Borrower as being true, correct and complete in all material respects and include a certification that all amounts transferred to the Operating Account pursuant to this Agreement were expended for Operating Expenses or capital expenditures in accordance with this Agreement or have been or are being returned to the Cash Collateral Account as provided above. Borrower shall promptly deliver to Lender such further documentation (including, without limitation, invoices, canceled checks or copies of contracts) and information as Lender may reasonably request regarding any payments described in Borrower's financial statements. If Borrower shall fail to deposit any excess funds in the Cash Collateral Account or provide its required financial statements or, after written request of Lender, evidence of expenditures, in each case, within the time periods provided in the preceding sentences and such failure continues for ten (10) or more days after written notice of such failure, then in addition to any other remedies which Lender may have with respect thereto, Lender may elect not to fund the Operating Expense Subaccount from monies in the Cash Collateral Account or Lender may continue to hold the funds in the Operating Expense Subaccount until such failure is cured.

                  Section 7. Certain Rights of Lender.

                  (a) The parties agree that the Deposit Bank shall pay over to the Lender all amounts deposited in any account maintained hereunder on demand, without notice to the Borrower, provided, that in making such demand, the Lender gives notice to the Deposit Bank, in writing, signed by the Lender or an authorized agent thereof, that an Event of Default under the Loan Agreement has occurred and is continuing. Lender shall give to Borrower a copy of any such notice given to Deposit Bank, provided that failure to give any such copy shall not affect any such notice to Deposit Bank. Notwithstanding the foregoing, the Borrower shall not be deemed to have waived any rights the Borrower may have against the Lender if it is determined that the Lender acted improperly.

                  (b) Lender may exercise in respect of the Collateral all rights and remedies available to Lender hereunder or under the other Loan Documents or otherwise available at law or in equity. Without limiting the generality of the foregoing or the provisions of paragraph (a) above, upon the occurrence and during the continuance of an Event of Default, Borrower acknowledges and agrees that it will have no further right to request or otherwise require Lender to disburse funds from the Clearing Account, the Cash Collateral Account or the Tax and Insurance Impound Fund Account in accordance with the terms of this Agreement, it being agreed that Lender may, at its option,

                  (i) direct the Deposit Bank to continue to hold the funds in the Cash Collateral Account and the Tax and Insurance Impound Fund Account and/or

                  (ii) continue from time to time to apply all or any portion of the funds held in the Cash Collateral Account or Tax and Insurance Impound Fund Account to any payment(s) which such funds could have been applied to prior to such Event of Default (or to pay Operating Expenses directly), to the extent and in such order and manner as Lender in its sole discretion may determine, and/or

                  (iii) direct that the Deposit Bank or Clearing Bank from time to time disburse all or any portion of the funds held in the Cash Collateral Account or the Tax and Insurance Impound Fund Account or other Collateral then or thereafter held by the Deposit Bank or Clearing Bank, as applicable, to Lender, in which event Lender may apply the funds held in the Cash Collateral Account, the Tax and Insurance Impound Fund Account or other Collateral to the Obligations in any order and in such manner as Lender may determine in its sole discretion.

                  (c) Upon the occurrence and during the continuance of any Event of Default, Lender may, at any time or from time to time, collect, appropriate, redeem, realize upon or otherwise enforce its rights with respect to the Collateral, without notice to Borrower and without the need to institute any legal action, make demand, exhaust any other remedies or otherwise proceed to enforce its rights.

                  (d) No failure on the part of Lender to exercise, and no delay in exercising, any right under this Agreement or the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right under this Agreement or the other Loan Documents. The remedies provided in this Agreement, the Note, the Loan Agreement and the other Loan Documents are cumulative and not exclusive of any remedies provided at law or in equity.

                  Section 8. Casualty and Condemnation Proceeds Subaccount; Extraordinary Receipts Subaccount.

                  Notwithstanding anything to the contrary contained herein, the following items of Receipts shall be deposited and held in the Mortgage Subaccounts described below and shall be applied in the order of priority set forth in this Section 8, and Borrower shall advise Lender at the time of receipt thereof of the nature of such Receipt so that Lender shall have sufficient time to instruct the Deposit Bank to deposit and hold such amounts in the appropriate Mortgage Subaccount:

                  (a) Proceeds of any insurance, including, without limitation, business interruption insurance, which amounts shall be deposited in the
Casualty and Condemnation Proceeds Subaccount and shall be applied (by instructions of Lender or Servicer to the Deposit Bank) in accordance with the provisions of the Loan Agreement applicable thereto.

                  (b) Condemnation awards, which amounts shall be deposited in the Casualty and Condemnation Proceeds Subaccount and shall be applied (by instructions of Lender or Servicer to the Deposit Bank) in accordance with the provisions of the Loan Agreement applicable thereto.

                  (c) Real estate tax refunds (net of any reasonable and customary fees and disbursements of tax certiorari counsel deducted from such refund to pay such counsel's fee), which amount shall be deposited in the Extraordinary Receipts Subaccount and shall thereafter be transferred (by instructions of Lender to the Deposit Bank) to the Property Account to the extent required to pay refunds due to any tenants of the Property (based on a certificate of Borrower as to the tenants entitled to receive such refunds and the amounts thereof), except Lender reserves the right to pay (or have the Servicer pay) any such tenant directly using monies so deposited in the Extraordinary Receipts Subaccount, in lieu of transferring such monies to the Operating Account for such payment. Lender or Servicer shall apply any excess, after the aforesaid payment, as if ordinary Receipts deposited in the Cash Collateral Account. If the fees and disbursements of tax certiorari counsel described in this paragraph (c) above shall not have been deducted from the real estate tax refunds by such counsel prior to payment of such refunds to Borrower, then such fees and disbursements may be paid as part of Budgeted Expenses, provided such fees and disbursements are commercially reasonable.

                  (d) Damages or other payments in settlement of claims by Borrower against third parties in connection with the Property, sums paid with respect to a modification of any Lease or otherwise paid in connection with Borrower taking any action under any Lease (e.g., granting a consent) or waiving any provision thereof, and any other extraordinary event pursuant to which Borrower receives payments or income (in whatever form) derived from or generated by the use, ownership or operation of the Property, shall be deposited in the Extraordinary Receipts Subaccount. With respect to any monies deposited in the Extraordinary Receipts Subaccount pursuant to this paragraph (d), Lender shall direct Deposit Bank to transfer such amounts to the Clearing Account and to apply the amount so deposited as if ordinary Receipts to be applied in accordance with the terms of this Agreement, provided that if any such payment described in this paragraph (d) exceeds $100,000, such amounts shall be transferred to the Clearing Account and applied as if ordinary Receipts only to the extent that the funds in the Clearing Account for such month shall be insufficient to make all payments to be made for such month prior to the disbursement to the Borrower Remainder Subaccount.

                  Section 9. Successors and Assigns; Assignments; Agents.

                  (a) This Agreement shall bind and inure to the benefit of and be enforceable by the Borrower, the Lender and the Manager and their respective successors and assigns.

                  (b) The Lender shall have the right to assign or transfer rights and obligations under this Agreement without limitation to any assignee or transferee of the Loan and the Loan Documents. Any assignee or transferee shall be entitled to all the benefits afforded the Lender under this Agreement; provided, that such assignee or transferee shall upon written request deliver to the other parties hereto written confirmation that such assignee or transferee agrees to be bound by the terms of this Agreement and is also the assignee or transferee of the Note and the other Loan Documents.

                  (c) The Borrower shall have the right to assign and transfer its rights and obligations hereunder only with the prior written consent of the Lender.

                  (d) Any duties or actions of the Lender hereunder may be performed by the Lender or its agent(s), including without limitation, any Servicer or trustee in a Securitization, which includes the Loan.

                  Section 10. Amendment.

                  This Agreement may be amended from time to time in writing by all parties hereto. All amendments to this Agreement shall be in writing.

                  Section 11. Notices.

                  Notices to the parties hereto shall be addressed and delivered in the manner set forth in the Loan Agreement. Unless otherwise expressly provided herein, all such notices, to be effective, shall be in writing (including by facsimile), and shall be deemed to have been duly given or made
(a) when delivered by hand or by nationally recognized overnight carrier, (b) upon receipt after being deposited in the mail, certified mail and postage prepaid or (c) in the case of facsimile notice, when sent and electronically confirmed, addressed as set forth above.

                  Section 12. Limitation on Liability.

                  Lender shall not be liable for any acts, omissions, errors in judgment or mistakes of fact or law, including, without limitation, acts, omissions, errors or mistakes with respect to the Collateral, except for those arising as a result of Lender's gross negligence or willful misconduct. Without limiting the generality of the foregoing, except as otherwise expressly provided for herein or as required by applicable law, Lender shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other right pertaining to any Collateral. Lender is hereby authorized by Borrower to act on any written instruction believed by Lender in good faith to have been given or sent by Borrower.

                  Section 13. Mortgagee-in-Possession.

                  Borrower hereby confirms and agrees that notwithstanding the provisions of this Agreement, Borrower retains sole control of the operation and maintenance of the Property, subject to the obligations of Borrower under the Loan Agreement, the Assignment of Leases and Rents and the other Loan Documents, and Lender is not and shall not be deemed to be a mortgagee in possession.

                  Section 14. Governing Law.

                  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. IN WITNESS WHEREOF, the parties hereto have executed this CASH MANAGEMENT AGREEMENT in several counterparts (each of which shall be deemed an original) as of the date first above written.

LENDER:
CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company

By:______________________________________
Name:
Title:

MANAGER:
U.S. GOLF MANAGEMENT, INC.
By:  /s/ Warren Stanchina
Name:   Warren Stanchina
Title:  President

BORROWER:

PELICAN STRAND, LTD.,
a Florida limited partnership

        By:     Pelican Strand Development Corporation, its General Partner
                By: /s/ Warren Stanchina
                Name:   Warren Stanchina
                Title:  President